Acquisitions, Investments and Disposals: Fair values of net assets acquired, Donau Commodities SRL and Laminorul S.A. (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Feb. 25, 2010 Donau Commodities SRL and Laminorul S.A. Fair Value
Cash and cash equivalents	$ 643,379		$ 340,800		$ 812
Other current assets	28,733		30,343		22,108
Property, plant and equipment	7,076,303	[1]	5,392,326	[1]	36,380
Other non-current assets	222,442	[2]	220,592	[2]	365
Current liabilities	4,739,216		3,699,579		(30,332)
Deferred income taxes					(5,197)
Non-current liabilities					(4,779)
Fair value of net assets acquired					19,357
Non-controlling interest					(1,760)
Gain from bargain purchase			7,515		(5,746)
Total Investment					$ 11,851

[1]	See Note 10
[2]	See Note 12